POWER OF ATTORNEY

Know all men by these presents:

That I, MENDEL A. MELZER, of Newark, New Jersey, an officer of THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-2, THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-10 AND THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-11, (the "Accounts"), do hereby make, constitute and appoint as my true and lawful attorneys in fact THOMAS A. EARLY and CHRISTOPHER SPRAGUE or either of them for me and in my name, place and stead to sign registration statements and any and all amendments thereto executed on behalf of any or all of the Accounts, and filed with the Securities and Exchange Commission, as follows:

     Registration Statement on Form N-3 for the registration under the Securities Act of 1993 and the Investment Company Act of 1940 of the Accounts.

     IN WITNESS WHEREOF, I have hereunto set my hand this 27TH day of FEBRUARY, 1997.

                                             /s/ MENDEL A. MELZER
                                             -------------------------------
                                                 Mendel A. Melzer

State of New Jersey )
                    ) SS
County of Essex     )

     On this 27TH day of FEBRUARY, 1997, before me personally appeared JONATHAN
M. GREENE, to me known and known to me to be the person mentioned and described in and who executed the foregoing instruments and he duly acknowledged to me that he executed

                                             /s/ CLEMENTINA FERRIGNO
                                             -----------------------------
                                                 Clementina Ferrigno
                                                    Notary Public


My commission expires: March 31, 1998
[Notary Seal]
x                          POWER OF ATTORNEY

Know all men by these presents:

That I, JONATHAN M. GREENE, of Newark, New Jersey, an officer of THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-2, THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-10 AND THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-11, (the "Accounts"), do hereby make, constitute and appoint as my true and lawful attorneys in fact THOMAS A. EARLY and CHRISTOPHER SPRAGUE or either of them for me and in my name, place and stead to sign registration statements and any and all amendments thereto executed on behalf of any or all of the Accounts, and filed with the Securities and Exchange Commission, as follows:

     Registration Statement on Form N-3 for the registration under the Securities Act of 1993 and the Investment Company Act of 1940 of the Accounts.

     IN WITNESS WHEREOF, I have hereunto set my hand this 27TH day of FEBRUARY, 1997.

                                             /s/ JONATHAN M. GREENE
                                             -------------------------------
                                                 Jonathan M. Greene

State of New Jersey )
                    ) SS
County of Essex     )

     On this 27TH day of FEBRUARY, 1997, before me personally appeared JONATHAN
M. GREENE, to me known and known to me to be the person mentioned and described in and who executed the foregoing instruments and he duly acknowledged to me that he executed

                                             /s/ CLEMENTINA FERRIGNO
                                             -----------------------------
                                                 Clementina Ferrigno
                                                    Notary Public


My commission expires: March 31, 1998
[Notary Seal]